                 [PHOTO]

                  ZENIX
                 Income
                Fund Inc.






                                    [GRAPHIC]




                                                               Quarterly Report
                                                              December 31, 2001

                                   [GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and
Investment Officer


Dear Shareholder:
Enclosed herein is the quarterly report for the Zenix Income Fund Inc. ("Fund") for the nine months ended December 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

During the past nine months, the Fund distributed income dividends to common shareholders totaling $0.44 per share. The table on the following page details the annualized distribution rate and the nine-month total return for the Fund based on its December 31, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

------
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

                                   Annualized        Nine-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------- ---------------
                $3.05 (NAV)          15.74%           (14.02)%
                $3.29 (NYSE)         14.59%           (23.61)%

During the period, the Fund generated a return based on NAV of negative 14.02%. In comparison, the Lipper Inc. ("Lipper")/3/ peer group of closed-end high current yield (leveraged) funds returned negative 6.16% for the same period.

Market and Portfolio Overview
During the month of December, the high-yield market traded in a narrow range after having advanced strongly in November. For the fourth quarter of 2001, the high-yield market generated strong total-return performance of more than 5% compared to flat to moderately negative total returns for the other areas of the bond market. For the past 12 months, the high-yield market had generated modestly positive total returns, driven by average price declines of around 6-8%, offset by 11-12% interest income. By the end of the third quarter of 2001, we had aggressively repositioned the Fund by sharply reducing our telecommunications exposure and by adding to a broad cross-section of industries poised to benefit from improving economic trends. Our fourth quarter total-return performance, which exceeded 5%, clearly reflected our more balanced position.



------
2Total returns are based on changes in NAV or the market value, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.040 for 12 months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the nine-month period ended December 31, 2001, calculated among 25 funds in the closed-end high current yield (leveraged) fund category.

In response to the continued near-term deterioration in the economy, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates further in the fourth quarter by another 125 basis points,/4/ or 1.25%, to 1.75% and indicated that further reductions were possible. Short-term interest rates have not been this low since the early 1960s. It appears that the war against the terrorists in Afghanistan is succeeding, which is helping stabilize consumer sentiment. The U.S. equity market responded and recovered roughly 20% from its lows in September. There is little debate that a recovery will take time to occur and will most likely be gradual. We are not expecting a dramatic improvement in corporate profits and overall economic growth, but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be positive for the high-yield market.

During the fourth quarter of 2001, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury prices declined by 3-6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross-section of the more cyclical high-yield basic-material, industrial and consumer-cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in the fourth quarter. The best performing sectors included consumer cyclicals and non-cyclicals, as well as media, energy and technology.

The high-yield market is still trading at recessionary valuations, with yield spreads/5/ over U.S. Treasuries exceeding 8.50% (850 basis points). Yield spreads peaked in September at 1,000 basis points above Treasuries. These are levels that we approached in the last recession in 1990. Cumulative 12-month default rates have now risen to around 10% and should be nearing a peak in the next three months. We believe the overall market is already discounting this higher default rate into current valuation levels. Consequently, we believe the high-yield market, on a longer term basis, offers attractive value at current levels.
------
4A basis point is 0.01% or one one-hundredth of a percent.
5Yield spread is the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.

Portfolio Strategy
In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We cut our exposure to lower rated issues and added higher rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality has enabled us to avoid almost all of the defaults occurring in the high-yield market. This strategy has been somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. As indicated above, we slashed our telecommunications positions that we believed were vulnerable to further deterioration. At the same time, we continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the portfolios, emphasizing the better quality and more defensive companies in healthcare, cable/TV, media, operating utilities and regional gaming. The net result of this near-term cautious strategy had been the buildup of cash in the Fund, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generated a lower amount of income.

Another of the Fund's defensive investment strategies during the fourth quarter of 2001 was the decision to voluntarily redeem on October 30, 2001, pro rata 400 shares of its Auction Rate Cumulative Preferred Shares in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemption, the Fund had 1,600 outstanding shares of Auction Rate Cumulative Preferred Shares valued at a total of $40 million.

We are now repositioning the portfolio in a broad cross-section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities such as U.S. Treasuries and federal agencies. Our goal is to seek to be well diversified across a number of economically sensitive sectors to take advantage of an eventual economic recovery in 2002. We have continued to redeploy cash back into the high-yield market, gradually adding to some of the better quality BB and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. We will continue to redeploy cash back into the market through the first quarter of 2002 in anticipation of improving economic trends. As we continue to reinvest cash back into the market, we should be well positioned for a continued recovery in high yield bond prices in 2002. As we develop more confidence in the 2002 economic outlook, we will look to pick up additional yield by increasing our exposure to middle-quality, single-B issues in some of the more economically sensitive sectors.

Outlook
In summary, we remain confident the high-yield market has finally reached a meaningful bottom after several false starts and will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the funds in bonds that have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. We strongly believe that, despite the near-term difficulties and challenges, we can generate improving performance over time given our current strategy.

Additional Information
The Zenix Income Fund Inc. is traded on the New York Stock Exchange under the symbol "ZIF." Daily closing prices are available in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Should you have any questions about the Fund, please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon         /s/ John C. Bianchi

Heath B. McLendon             John C. Bianchi, CFA
Chairman                      Vice President and
                              Investment Officer

January 24, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 21 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 41. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                                                        Schedule of Investments
                                                  December 31, 2001 (unaudited)


[GRAPHIC]



   Face
 Amount++  Rating(a)                        Security                           Value
---------- --------- ------------------------------------------------------ -----------
CORPORATE BONDS AND NOTES  --  94.9%
Aerospace -- 0.7%
   100,000   B       BE Aerospace, Sr. Sub. Notes, Series B,
                       8.000% due 3/1/08................................... $    84,250
   330,000   B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                       11.875% due 5/15/09.................................     334,950
   340,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09......     192,100
       150   BBB-    Northrop Grumman Corp., 7.250% due 11/16/04...........      16,710
                                                                            -----------
                                                                                628,010
                                                                            -----------
Airlines -- 2.2%
   495,000   B       Air Canada, Sr. Notes, 10.250% due 3/15/11............     318,656
 1,723,536   BB      Airplanes Pass-Through Trust, Asset-Backed Securities,
                       Series D, 10.875% due 3/15/19.......................     379,178
                     Continental Airlines Pass-Through Certificates:
   120,018   BBB       Series 00-2, 8.312% due 4/2/11......................     109,320
   166,532   AA-       Series 01-1, 6.703% due 6/15/21.....................     145,185
   228,356   A         Series 974B, 6.900% due 1/2/17......................     191,608
    62,427   A         Series 981B, 6.748% due 3/15/17.....................      50,482
                     United Air Lines Pass-Through Certificates:
   173,399   A-        Series 00-1, 8.030% due 7/1/11......................     146,876
   405,000   A         Series 00-2, 7.811% due 10/1/09.....................     337,981
   185,000   BBB       Series 01-1, 6.831% due 9/1/08......................     124,227
   171,674   A-      US Airways Pass-Through Trust, Series 99-1,
                       8.360% due 1/20/19..................................     139,622
                                                                            -----------
                                                                              1,943,135
                                                                            -----------
Aluminum -- 0.9%
                     Kaiser Aluminum & Chemical Corp.:
                       Sr. Notes:
   160,000   B           Series B, 10.875% due 10/15/06....................     146,400
   140,000   B           Series D, 10.875% due 10/15/06....................     128,100
   675,000   CCC+      Sr. Sub. Notes, 12.750% due 2/1/03..................     496,125
                                                                            -----------
                                                                                770,625
                                                                            -----------
Apparel -- 1.5%
   200,000   BBB+    Gap Inc., Notes, 8.800% due 12/15/08+.................     175,212
                     Levi Strauss & Co.:
    95,000   BB-       Notes, 7.000% due 11/1/06...........................      72,675
   130,000   BB-       Sr. Notes, 11.625% due 1/15/08......................     115,700

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++  Rating(a)                      Security                         Value
---------- --------- -------------------------------------------------- -----------
Apparel -- 1.5% (continued)
   290,000   BBB-    Tommy Hilfiger USA Inc., 6.500% due 6/1/03........ $   295,449
   465,000   B-      Tropical Sportswear International Corp.,
                       Series A, 11.000% due 6/15/08...................     466,163
   230,000   B-      William Carter Co., Sr. Sub. Notes,
                       10.875% due 8/15/11+............................     247,250
                                                                        -----------
                                                                          1,372,449
                                                                        -----------
Auto Parts: Original Equipment Manufacturer -- 0.5%
   270,000   B       Collins & Aikman Products Co., Sr. Notes,
                       10.750% due 12/31/11+...........................     272,025
   165,000   BB      Dana Corp., Sr. Notes, 9.000% due 8/15/11+........     153,652
                                                                        -----------
                                                                            425,677
                                                                        -----------
Broadcasting -- 1.1%
   335,000   B-      Paxson Communications Corp., 10.750% due 7/15/08..     353,006
   225,000   B       Sinclair Broadcast Group, Sr. Sub. Notes,
                       8.750% due 12/15/11+............................     226,125
   125,000   B-      Spanish Broadcasting System, Inc., Sr. Sub. Notes,
                       9.625% due 11/1/09+.............................     124,375
   250,000   B       Young Broadcasting Inc., Sr. Notes,
                       8.500% due 12/15/08+............................     252,500
                                                                        -----------
                                                                            956,006
                                                                        -----------
Building Products -- 1.2%
   495,000   B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                       12.000% due 2/15/08.............................     447,975
   335,000   B-      Atrium Cos., Inc., Series B, 10.500% due 5/1/09...     313,225
   295,000   B-      Nortek Inc., Sr. Sub. Notes, Series B,
                       9.875% due 6/15/11..............................     293,525
                                                                        -----------
                                                                          1,054,725
                                                                        -----------
Cable Television -- 8.0%
                     Adelphia Communications Corp.:
   100,000   B+        Sr. Discount Notes, Series B, zero coupon bond
                         to yield, 11.966% due 1/15/08.................      48,625
                       Sr. Notes:
   210,000   B+          10.250% due 11/1/06...........................     215,250
   630,000   B+          8.750% due 10/1/07............................     589,837
   165,000   B+          10.250% due 6/15/11...........................     165,412

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++     Rating(a)                       Security                         Value
----------    --------- ---------------------------------------------------- ----------
Cable Television -- 8.0% (continued)
   110,000      B+          Series B, 9.875% due 3/1/07..................... $  109,587
   735,000      B-      Callahan Nordrhein-Westfalen, Sr. Discount Notes,
                          step bond to yield 17.092% due 7/15/10............    172,725
   130,000      B+      Century Communications Corp., Sr. Notes,
                          9.750% due 2/15/02................................    130,812
                        Charter Communications Holdings LLC/Charter
                          Communications Capital Corp.:
 1,050,000      B+          Sr. Discount Notes, step bond to yield
                              12.742% due 1/15/11...........................    698,250
   405,000      B+          Sr. Notes, 11.125% due 1/15/11..................    431,325
                        Echostar DBS Corp., Sr. Notes:
 1,145,000      B1*       10.375% due 10/1/07...............................  1,205,112
   535,000      B1*       9.125% due 1/15/09+...............................    539,012
   340,000      B1*       9.375% due 2/1/09.................................    351,900
   300,000      B+      Mediacom Broadband, LLC, Sr. Notes,
                          11.000% due 7/15/13...............................    330,750
    90,000EUR   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10.....     63,831
 1,400,000      Ba1*    Rogers Cablesystems, Ltd., Sr. Sub. Debentures,
                          11.000% due 12/1/15...............................  1,596,000
                        Telewest Communications PLC:
   335,000GBP   B         5.250% due 2/19/07+(b)............................    274,329
   450,000      B         Debentures, 11.000% due 10/1/07...................    326,250
                                                                             ----------
                                                                              7,249,007
                                                                             ----------
Casinos - Gambling -- 5.7%
   265,000      B-      Alliance Gaming Corp., Series B, 10.000% due 8/1/07.    276,925
   170,000      B-      Ameristar Casinos, Inc., 10.750% due 2/15/09........    184,450
   165,000      B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11    173,250
   500,000      BB-     Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                          7.625% due 7/15/13................................    431,250
   895,000      B       Hollywood Casino Corp., 11.250% due 5/1/07..........    972,194
   340,000      Ba3*    Mandalay Resort Group, Sr. Sub. Notes, Series B,
                          10.250% due 8/1/07................................    354,450
   225,000      BB+     MGM Mirage Inc., 8.375% due 2/1/11..................    223,312
   880,000      BB+     Park Place Entertainment Corp., Sr. Sub. Notes,
                          8.125% due 5/15/11................................    864,600
                        Sun International Hotels Ltd.:
    75,000      Ba3*      9.000% due 3/15/07................................     72,562

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++     Rating(a)                         Security                            Value
----------    --------- -------------------------------------------------------- -----------
Casinos - Gambling -- 5.7% (continued)
 1,270,000      Ba3*      8.625% due 12/15/07................................... $ 1,200,150
   385,000      B-      Venetian Casino Resort, LLC, 12.250% due 11/15/04.......     386,925
                                                                                 -----------
                                                                                   5,140,068
                                                                                 -----------
Chemicals - Major -- 0.3%
   935,000      B-      Huntsman Corp., Sr. Discount Notes, zero coupon bond
                          to yield, 13.253% due 12/31/09........................     238,425
                                                                                 -----------
Chemicals - Specialty -- 4.3%
   195,000      Ba1*    Airgas Inc., 9.125% due 10/1/11.........................     206,700
   205,000      B-      Avecia Group PLC, 11.000% due 7/1/09....................     196,800
 1,015,000      Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11..........   1,086,050
                        ISP Chemco Inc.:
   335,000      BB-       Series B, 10.250% due 7/1/11..........................     351,750
   275,000      BB-       Sr. Sub. Notes, 10.250% due 7/1/11+...................     288,750
   300,000      B+      ISP Holdings Inc., Secured, 10.625% due 12.15/09+.......     301,500
   120,000      BB      Lyondell Chemical Co., Company Secured Notes,
                          9.500% due 12/15/08+..................................     119,400
   490,000EUR   B+      Messer Griesheim Holding AG, Sr. Notes,
                          10.375% due 6/1/11+...................................     461,554
   180,000      B+      OM Group Inc., Sr. Sub. Notes, 9.250% due 2/15/11+......     184,500
   680,000      BB-     Terra Capital Inc., 12.875% due 10/15/08+...............     676,600
                                                                                 -----------
                                                                                   3,873,604
                                                                                 -----------
Construction/AG Equipment/Trucks -- 1.1%
   540,000      B       Columbus McKinnon Corp., 8.500% due 4/1/08..............     504,900
   265,000EUR   B+      Manitowoc Co., Inc., Sr. Sub. Notes, 10.375% due 5/15/11     245,325
   205,000      BBB-    Navistar International, Series B, 9.375% due 6/1/06.....     216,275
                                                                                 -----------
                                                                                     966,500
                                                                                 -----------
Consumer Specialties -- 4.1%
                        American Greetings Corp.:
   290,000      Ba1*      Notes, 6.100% due 8/1/28..............................     245,371
   665,000      BB+       Sr. Sub. Notes, 11.750% due 7/15/08+..................     688,275
   990,000      BB      Hasbro Inc., Debentures, 6.600% due 7/15/28.............     757,350
   275,000      BB-     Meditrust, Notes, Exercisable Put Option Securities,
                          7.114% due 8/15/04+...................................     266,062
   350,000      B-      Revlon Consumer Products, Sr. Notes,
                          12.000% due 12/1/05+..................................     349,562

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                         Security                           Value
--------- --------- -------------------------------------------------------- ----------
Consumer Specialties -- 4.1% (continued)
                    Service Corp. International:
  330,000    BB-      Debentures, 7.875% due 2/1/13......................... $  288,750
                      Notes:
  330,000    BB-        6.875% due 10/1/07..................................    288,750
  635,000    BB-        6.500% due 3/15/08..................................    542,925
  230,000    B+     Stewart Enterprises, Inc., 10.750% due 7/1/08...........    251,850
                                                                             ----------
                                                                              3,678,895
                                                                             ----------
Containers - Packaging -- 4.9%
  595,000    B+     Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.....    562,275
   60,000    B-     Pliant Corp., 13.000% due 6/1/10........................     60,600
                    Sealed Air Corp.:
   50,000    BBB      8.750% due 7/1/08+....................................     51,696
  630,000    BBB      Notes, 6.950% due 5/15/09+............................    586,836
1,875,000    B      Stone Container Finance Corp., 11.500% due 8/15/06+.....  2,006,250
  760,000    B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                      10.500% due 9/1/03....................................    744,800
  385,000    B-     Tekni-Plex, Inc., Series B, 12.750% due 6/15/10.........    375,375
                                                                             ----------
                                                                              4,387,832
                                                                             ----------
Contract Drilling -- 0.5%
   60,000    B-     Parker Drilling Co., 5.500% due 8/1/04 (b)..............     53,625
  340,000    BB+    Pride International, Inc., Sr. Notes, 10.000% due 6/1/09    370,600
                                                                             ----------
                                                                                424,225
                                                                             ----------
Discount Stores -- 0.7%
                    Kmart Corp.:
  145,000    BB       Debentures, 12.500% due 3/1/05........................    130,327
  562,500    BB       Pass-Through Certificates, 8.540% due 1/2/15..........    457,836
                                                                             ----------
                                                                                588,163
                                                                             ----------
Diversified Commercial Services -- 2.1%
1,780,000    B2*    Intertek Finance PLC, Series B, 10.250% due 11/1/06.....  1,788,900
  180,000    B-     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                       11.000% due 11/1/06..................................    117,900
                                                                             ----------
                                                                              1,906,800
                                                                             ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)

[GRAPHIC]


   Face
 Amount++  Rating(a)                       Security                         Value
---------- --------- ---------------------------------------------------- ----------
Diversified Financial Services -- 0.8%
                     Amresco Inc., Sr. Sub. Notes, Series A:
   320,000   Caa3*     10.000% due 3/15/04............................... $   81,600
 1,115,000   Caa3*     9.875% due 3/15/05................................    284,325
   405,000   BB      Markel Capital Trust I, Series B, 8.710% due 1/1/46.    261,711
   165,000   BB+     PXRE Capital Trust I, 8.850% due 2/1/27.............     86,335
                                                                          ----------
                                                                             713,971
                                                                          ----------
Diversified Manufacturing -- 3.1%
   295,000   B       Applied Extrusion Technologies, Inc., Series B,
                       10.750% due 7/1/11................................    315,650
    90,000   B       Compass Minerals Group, Sr. Sub. Notes,
                       10.000% due 8/15/11+..............................     93,825
   810,000   BBB+    Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27.    706,732
   465,000   B+      Louisiana Pacific Corp., Sr. Sub. Notes,
                       10.875% due 11/15/08..............................    448,725
   255,000   BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11+...    265,200
   485,000   BBB     Newmont Mining Corp., Notes, 8.625% due 5/15/11.....    497,831
   750,000   B2*     Park-Ohio Industries, Inc., Sr. Sub. Notes,
                       9.250% due 12/1/07................................    465,000
                                                                          ----------
                                                                           2,792,963
                                                                          ----------
Electronic Components -- 3.9%
    95,000   BBB     Arrow Electronic Inc., Debentures, 6.875% due 6/1/18     72,665
   825,000   BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08..........    861,564
                     Celestica International Inc.:
   290,000   Ba2*      Sr. Sub. Notes, 10.500% due 12/31/06..............    307,400
   615,000   Ba2*      Zero coupon bond to yield 11.378% due 8/1/20 (b)..    263,681
                     CMS Energy Corp., Sr. Notes:
   140,000   BB        7.625% due 11/15/04...............................    139,460
   235,000   BB        9.875% due 10/15/07...............................    249,614
   650,000   Ba2*    Mission Energy Holding Co., Sr. Notes,
                       13.500% due 7/15/08...............................    711,750
   230,000   Ba2*    Sanmina Corp., zero coupon bond to yield
                       10.685% due 9/12/20 (b)...........................     86,825
   310,000   BB+     Solectron Corp., zero coupon bond to yield
                       3.632% due 5/8/20 (b).............................    165,850
   440,000   Baa2*   Thomas & Betts Corp., Notes, 6.625% due 5/7/08......    378,676

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++  Rating(a)                      Security                         Value
---------- --------- -------------------------------------------------- -----------
Electronic Components -- 3.9% (continued)
   360,000   Ba1*    Xerox Corp., Notes, 5.250% due 12/15/03........... $   332,100
                                                                        -----------
                                                                          3,569,585
                                                                        -----------
Engineering & Construction -- 0.8%
   910,000   BB-     Foster Wheeler Corp., Notes, 6.750% due 11/15/05..     709,800
                                                                        -----------
Environmental Services -- 2.8%
                     Allied Waste North America, Inc.:
   655,000   B+        10.000% due 8/1/09 (c)..........................     677,925
   455,000   Ba3*      Sr. Notes, 8.500% due 12/1/08+..................     461,825
   305,000   BB      Compagnie Generale de Geophysique S.A., Sr. Notes,
                       10.625% due 11/15/07............................     312,625
   170,000   BB-     SESI, LLC, 8.875% due 5/15/11.....................     160,650
   845,000   B+      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09.....     869,294
                                                                        -----------
                                                                          2,482,319
                                                                        -----------
Finance Companies -- 1.1%
 1,246,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09 (d).     529,550
   425,000   B-      Williams Scotsman Inc., 9.875% due 6/1/07.........     420,750
                                                                        -----------
                                                                            950,300
                                                                        -----------
Food Distributors -- 3.5%
                     Aurora Foods Inc., Sr. Sub. Notes, Series B:
    35,000   CCC+      9.875% due 2/15/07..............................      33,775
    35,000   CCC+      8.750% due 7/1/08...............................      32,025
   485,000   B-      Carrols Corp., 9.500% due 12/1/08.................     472,875
   305,000   B+      Cott Beverages Inc.,
                       8.000% due 12/15/11+............................     298,900
                     Fleming Cos., Inc.:
   140,000   BB-       10.125% due 4/1/08..............................     142,100
                       Series B:
    80,000   B+          10.500% due 12/1/04...........................      79,400
 1,390,000   B+          10.625% due 7/31/07...........................   1,334,400
                     Great Atlantic & Pacific Tea Co.:
   200,000   BB        Notes, 7.750% due 4/15/07.......................     192,000
   305,000   BB        Sr. Notes, 9.125% due 12/15/11..................     307,287
   440,000   BB+     SC International Services, Inc., Series B,
                       9.250% due 9/1/07...............................     294,800
                                                                        -----------
                                                                          3,187,562
                                                                        -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++  Rating(a)                        Security                           Value
---------- --------- ------------------------------------------------------- ----------
Foods - Specialty/Candy -- 1.4%
   195,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17......... $  155,795
   305,000   BB      Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11+....    295,850
   395,000   B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                       11.750% due 4/1/11...................................    428,575
   410,000   BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28...........    362,177
                                                                             ----------
                                                                              1,242,397
                                                                             ----------
Health Industry Services -- 3.8%
   170,000   B+      Alaris Medical Systems, Company Secured Notes,
                       11.625% due 12/1/06+.................................    184,450
                     HEALTHSOUTH Corp.:
   335,000   BBB-      Notes, 8.375% due 10/1/11+...........................    346,725
   595,000   BBB-      Sr. Notes, 6.875% due 6/15/05........................    590,879
   380,000   B       PER-SE Technologies Inc., Series B,
                       9.500% due 2/15/05...................................    340,100
   345,000   B       Physician Sales & Services, 8.500% due 10/1/07.........    346,725
   305,000   B       Res-Care Inc., Sr. Notes, 10.625% due 11/15/08+........    305,000
   340,000   BB      Sola International Inc., Notes, 6.875% due 3/15/08.....    326,037
   725,000   B2*     Total Renal Care Holdings, Inc., 7.000% due 5/15/09 (b)    741,312
   240,000   B-      Universal Hospital Services, Inc., Sr. Notes,
                       10.250% due 3/1/08...................................    235,200
                                                                             ----------
                                                                              3,416,428
                                                                             ----------
Home Building -- 2.9%
                     D.R. Horton, Inc.:
   285,000   Ba1*      8.000% due 2/1/09....................................    283,575
   410,000   Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11...................    422,300
   130,000   BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11............    133,250
   930,000   BB+     Lennar Corp., Series B, 9.950% due 5/1/10..............  1,029,975
   195,000   B1*     Meritage Corp., 9.750% due 6/1/11......................    202,069
   185,000   Ba2*    Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10.......    199,800
   335,000   B2*     Schuler Homes, Inc., Sr. Sub. Notes,
                       10.500% due 7/15/11..................................    350,912
                                                                             ----------
                                                                              2,621,881
                                                                             ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                          Security                            Value
--------- --------- ---------------------------------------------------------- ----------
Home Furnishings -- 0.8%
  535,000   B3*     Remington Products Co., LLC/Remington Capital Corp.,
                      Sr. Sub. Notes, Series D, 11.000% due 5/15/06........... $  411,950
  355,000   B       Salton, Inc., Sr. Sub. Notes, 12.250% due 4/15/08.........    356,775
                                                                               ----------
                                                                                  768,725
                                                                               ----------
Hospital - Nursing Management -- 2.0%
1,520,000   Ba2*    Fresenius Medical Care Capital Trust I, Trust Preferred
                      Securities, 9.000% due 12/1/06..........................  1,569,400
  315,000   B3*     Magellan Health Services, Sr. Sub. Notes,
                      9.000% due 2/15/08......................................    281,925
                                                                               ----------
                                                                                1,851,325
                                                                               ----------
Hotel - Resort -- 4.3%
  375,000   Ba3*    Courtyard by Marriott II LP/Courtyard Finance Co.,
                      Sr. Notes, Series B, 10.750% due 2/1/08.................    382,500
  270,000   BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07..............    268,523
  425,000   Ba3*    HMH Properties, Series A, 7.875% due 8/1/05...............    405,875
  515,000   BB      Host Marriott LP, Sr. Notes, 9.500% due 1/15/07+..........    518,219
1,925,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10............  1,937,031
  130,000   BBB-    Starwood Hotels & Resorts, Notes, 6.750% due 11/15/05.....    126,267
  200,000   Ba3*    Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09+....    195,000
                                                                               ----------
                                                                                3,833,415
                                                                               ----------
Leisure/Movies/Entertainment -- 0.4%
  380,000   B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                      12.025% due 4/1/08......................................    325,850
                                                                               ----------

Multi-Sector Companies -- 0.5%
   100,000 BB    Dimon Inc., Sr. Notes, 9.625% due 10/15/11+...........    104,000
   385,000 BB    Standard Commercial Tobacco Corp., 8.875% due 8/1/05..    386,925
                                                                        ----------
                                                                           490,925
                                                                        ----------
Oil & Gas Production -- 2.8%
   875,000 B+    Canadian Forest Oil Ltd., 10.500% due 1/15/06.........    931,875
   305,000 B+    Nuevo Energy Co., Sr. Sub. Notes, Series B,
                   9.500% due 6/1/08...................................    285,937
   275,000 BB-   Pennzoil-Quaker State, Sr. Notes, 10.000% due 11/1/08+    288,750
   390,000 Caa1* RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08......    290,550

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++  Rating(a)                         Security                            Value
---------- --------- --------------------------------------------------------- ----------
Oil & Gas Production -- 2.8% (continued)
   300,000   B-      Range Resources Corp., 8.750% due 1/15/07................ $  286,500
   305,000   BB-     Tesoro Petroleum Corp., Sr. Sub. Notes,
                       9.625% due 11/1/08+....................................    317,962
   145,000   BB-     Vintage Petroleum Inc., Sr. Sub. Notes,
                       9.750% due 6/30/09.....................................    153,700
                                                                               ----------
                                                                                2,555,274
                                                                               ----------
Oil & Gas Transmission -- 0.4%
   365,000   BB-     Leviathan Gas Pipeline Finance Corp.,
                       10.375% due 6/1/09.....................................    388,725
                                                                               ----------
Paper -- 3.6%
   340,000   BBB     Bowater Canada Finance, Notes, 7.950% due 11/15/11+......    349,244
   400,000   BB-     Buckeye Technologies Inc., Sr. Sub. Notes,
                       8.000% due 10/15/10....................................    370,000
   270,000   B+      Garden State Newspapers, Sr. Sub. Notes, Series B,
                       8.750% due 10/1/09.....................................    267,637
   235,000   Ba3*    Hollinger International Publishing, 9.250% due 2/1/06....    234,119
   340,000   B       Hollinger Participation, Sr. Notes, 12.125% due 11/15/10+    284,325
 1,595,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11......  1,710,637
                                                                               ----------
                                                                                3,215,962
                                                                               ----------
Rental/Leasing Companies -- 0.5%
   360,000   BBB-    Avis Group Holdings, Inc., 11.000% due 5/1/09............    383,400
    60,000   BB      United Rentals, Inc., 10.750% due 4/15/08+...............     64,800
                                                                               ----------
                                                                                  448,200
                                                                               ----------
Retail - Other Specialty Stores -- 1.9%
   365,000   B-      Advance Stores Co., Inc., Series B, 10.250% due 4/15/08..    372,300
                     J.C. Penney Co., Inc:
   205,000   BBB-      Debentures, 6.900% due 8/15/26.........................    201,097
   100,000   BBB-      Notes, 6.125% due 11/15/03.............................     98,869
                     The Pep Boys - Manny, Moe & Jack, Medium-Term Notes:.....
   155,000   BB-       6.710% due 11/3/04.....................................    146,863
   220,000   BB-       6.520% due 7/16/07.....................................    218,625
   255,000   B-      Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05............    223,125
   309,000   BB      Saks Inc., Notes, 9.875% due 10/1/11+....................    290,460
   125,000   B+      Sbarro Inc., 11.000% due 9/15/09.........................    120,625
                                                                               ----------
                                                                                1,671,964
                                                                               ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++     Rating(a)                       Security                          Value
----------    --------- ----------------------------------------------------- ----------
Savings & Loan Associations -- 2.5%
 1,000,000      B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                          10.875% due 8/1/27................................. $  805,000
   900,000      B       Ocwen Federal Bank FSB, Sub. Debentures,
                          12.000% due 6/15/05................................    877,500
   600,000      B       Ocwen Financial Corp., Notes, 11.875% due 10/1/03 (c)    594,000
                                                                              ----------
                                                                               2,276,500
                                                                              ----------
Semiconductors -- 1.7%
   320,000      B-      Amkor Technology, Inc., 5.000% due 3/15/07 (b).......    219,200
   375,000      Ba3*    Cypress Semiconductor Corp., 3.750% due 7/1/05 (b)...    306,562
   585,000      B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                          10.125% due 3/15/07................................    602,550
   280,000      Ba3*    LSI Logic Corp., 4.000% due 2/15/05 (b)..............    237,300
   105,000      B       Transwitch Corp., 4.500% due 9/12/05 (b).............     61,950
   125,000      B-      Vitesse Semiconductor Corp., 4.000% due 3/15/05 (b)..     97,656
                                                                              ----------
                                                                               1,525,218
                                                                              ----------
Telecommunications - Other -- 1.9%
   575,000      B-      American Tower Corp., Sr. Notes,
                          9.375% due 2/1/09..................................    465,750
   195,000EUR   B+      COLT Telecomm Group PLC, Registered Series,
                          2.000% due 4/3/07 (b)..............................     97,106
                        Flag Telecomm Holdings Ltd., Sr. Notes:
   400,000      B         11.625% due 3/30/10................................    170,000
    75,000EUR   B         11.625% due 3/30/10................................     28,707
   650,000      CCC-    Metromedia Fiber Network, Inc., Sr. Notes,
                          10.000% due 12/15/09...............................    438,750
   745,000      CCC     Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09....    271,925
   350,000      B2*     Time Warner Telecom LLC, Sr. Notes,
                          9.750% due 7/15/08.................................    282,625
                                                                              ----------
                                                                               1,754,863
                                                                              ----------
Telephone - Cellular -- 2.8%
   185,000      Caa1*   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                          17.123% due 10/1/09................................    141,525
   135,000      Caa1*   Alamosa PCS Holdings, Inc., step bond to yield
                          12.728% due 2/15/10................................     84,375
   700,000      B-      Centennial Cellular Corp., Sr. Sub. Notes,
                          10.750% due 12/15/08...............................    591,500

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
 Amount++     Rating(a)                     Security                        Value
----------    --------- ------------------------------------------------ -----------
Telephone - Cellular -- 2.8% (continued)
 1,040,000      B       Crown Castle International Corp., Sr. Notes,
                          10.750% due 8/1/11............................ $ 1,021,800
   525,000      B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                          12.250% due 12/15/08..........................     564,375
   160,000      B1*     Nextel Communications, Inc., Sr. Discount Notes,
                          step bond to yield 10.904% due 9/15/07........     122,800
    35,614      A-      VoiceStream Wireless Corp., Sr. Notes,
                          10.375% due 11/15/09..........................      40,600
                                                                         -----------
                                                                           2,566,975
                                                                         -----------
Transportation - Marine -- 0.2%
   255,000      B-      Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09............................     225,675
                                                                         -----------
Unregulated Power Generation -- 4.7%
                        AES Corp.:
   340,000      Ba1*      Sr. Notes, 8.750% due 12/15/02................     336,600
 1,465,000      Ba2*      Sr. Sub. Notes, 10.250% due 7/15/06...........   1,296,531
   315,000      BB-     AES Drax Energy Ltd., Secured Bonds, Series B,
                          11.500% due 8/30/10...........................     212,625
   215,000      BB+     Calpine Canada Energy Finance, 8.500% due 5/1/08     196,876
                        Calpine Corp., Sr. Notes:
   675,000      BB+       10.500% due 5/15/06...........................     634,500
   155,000      BB+       8.750% due 7/15/07............................     140,081
   610,000      BB+       8.625% due 8/15/10............................     554,941
                        Covanta Energy Corp.:
   130,000      BBB       Debentures, 9.250% due 3/1/22.................      78,168
   165,000EUR   BBB-      Registered Series, 6.000% due 6/1/02 (b)......     115,052
   575,000      Ba3*    Orion Power Holdings, Inc., Sr. Notes,
                          12.000% due 5/1/10............................     692,875
                                                                         -----------
                                                                           4,258,249
                                                                         -----------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $86,761,418)...........................  85,449,197
                                                                         -----------

                      See Notes to Financial Statements.

                                   [GRAPHIC]


                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)

           Shares                 Security                     Value
         ---------- -------------------------------------   -----------
         COMMON STOCK# -- 0.1%
         Communications -- 0.1%
                900     Motorola, Inc...................... $    42,066
                                                            -----------
         Containers - Packaging -- 0.0%
              6,729     Aurora Foods, Inc..................      33,981
                                                            -----------
         Telecommunications -- 0.0%
                920     Crown Castle International Corp....       9,826
             14,858     McLeodUSA Inc......................       5,497
                                                            -----------
                                                                 15,323
                                                            -----------
                        TOTAL COMMON STOCK
                        (Cost -- $81,358)..................      91,370
                                                            -----------
         PREFERRED STOCK -- 0.4%
         Communications -- 0.3%
                400     Broadwing Communications, Series B,
                          12.500% due 8/15/09..............     261,000
                                                            -----------
         Telecommunications -- 0.1%
              4,800     Crown Castle International Corp.,
                          6.250% due 8/15/12 (b)...........     124,800
              1,800     Global Crossing Holding Ltd.,
                          6.750% due 4/15/12 (b)(e)........       9,900
                                                            -----------
                                                                134,700
                                                            -----------
                        TOTAL PREFERRED STOCK
                        (Cost -- $791,671).................     395,700
                                                            -----------


                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


 Warrants                                 Security                               Value
---------- -   -------------------------------------------------------------- -----------
WARRANTS# --  0.0%
Containers - Packaging -- 0.0%
        60     Pliant Corp., Expire 6/1/10+.................................. $       105
                                                                              -----------
Internet Services -- 0.0%
       325     Cybernet Internet Services International, Inc., Expire 7/1/09+           1
     1,170     WAM!NET Inc., Expire 3/1/05...................................          12
                                                                              -----------
                                                                                       13
                                                                              -----------
Printing/Forms -- 0.0%
       335     Merrill Corp., Expire 5/1/09..................................          34
                                                                              -----------
Telecommunications - Other -- 0.0%
       265     GT Group Telecom Inc., Expire 2/1/10+.........................       1,457
     7,130     Pagemart, Inc., Expire 12/31/03...............................          71
     1,300     RSL Communications, Ltd., Expire 11/15/06.....................         183
                                                                              -----------
                                                                                    1,711
                                                                              -----------
Telephone - Cellular -- 0%
     1,000     Iridium World Communications Ltd., Expire 7/15/05+............          10
                                                                              -----------
               TOTAL WARRANTS
               (Cost -- $177,891)............................................       1,873
                                                                              -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                      December 31, 2001 (unaudited) (continued)


[GRAPHIC]


   Face
  Amount                          Security                            Value
---------- ------------------------------------------------------- -----------
REPURCHASE AGREEMENT -- 4.6%
$4,098,000 Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
             maturity -- $4,098,382; (Fully collateralized by U.S.
             Treasury Bills, Notes, Bonds and Inflation Index
             Notes, 0.000% to 14.250% due 1/10/02 to 1/1/30;
             Market value -- $4,179,962)
             (Cost -- $4,098,000)................................. $ 4,098,000
                                                                   -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- 91,910,338**)................................. $90,036,140
                                                                   ===========

------
 ++Face amount denominated in U.S. dollars unless otherwise indicated. +Security is exempt from registration under Rule 144A of the Securities Act of
  1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)Convertible bonds exchangeable for shares of common stock.
(c)Security has been segregated as collateral for foreign exchange contracts.
(d)Security is currently in default.
(e)Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
 #Non-income producing security.
 **Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
   EUR -- Euro
   GBP -- British Pound

   See pages 22 and 23 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

[GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA        --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and --Bonds rated BB, B and CCC are regarded, on balance, as predominantly
 CCC        speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   --Bond rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
      Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                   Bond Ratings
                                                        (unaudited) (continued)

[GRAPHIC]


Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments. Assur-
      ance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa --Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR  --Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                  December 31, 2001 (unaudited)

[GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $91,910,338)..........................   $ 90,036,140
  Cash.................................................................            236
  Dividends and interest receivable....................................      2,131,136
  Receivable for open forward foreign currency contracts (Note 9)......            599
                                                                          ------------
  Total Assets.........................................................     92,168,111
                                                                          ------------
LIABILITIES:
  Dividends payable....................................................        172,168
  Investment advisory fee payable......................................         51,570
  Administration fee payable...........................................         45,731
  Payable for open forward foreign currency contracts (Note 9).........          3,311
  Accrued expenses.....................................................        166,934
                                                                          ------------
  Total Liabilities....................................................        439,714
                                                                          ------------
Total Net Assets.......................................................   $ 91,728,397
                                                                          ============
NET ASSETS:
  Par value of capital shares..........................................   $    169,744
  Capital paid in excess of par value..................................    111,658,723
  Auction Rate Cumulative Preferred Shares (Note 6)....................     40,000,000
  Overdistributed net investment income................................     (1,205,241)
  Accumulated net realized loss from security transactions
   and foreign currencies..............................................    (57,017,905)
  Net unrealized depreciation of investments and foreign currencies....     (1,876,924)
                                                                          ------------
Total Net Assets.......................................................   $ 91,728,397
                                                                          ============
NET ASSET VALUE, COMPRISED OF:                                  Per Share
                                                               ----------
Auction Rate Cumulative Preferred Shares redemption value..... $25,000.00 $ 40,000,000
Cumulative undeclared dividends on Auction Rate Cumulative
 Preferred Shares.............................................       8.74       17,481
                                                               ---------- ------------
Total allocated to Auction Rate Cumulative Preferred Shares... $25,008.74   40,017,481
                                                               ========== ------------
Common Stock (16,974,437 shares outstanding)..................      $3.05   51,710,916
                                                               ========== ------------
Total Net Assets..............................................            $ 91,728,397
                                                                          ============

                      See Notes to Financial Statements.

                                                        Statement of Operations
                                                      For the Nine Months Ended
                                                  December 31, 2001 (unaudited)


[GRAPHIC]



   INVESTMENT INCOME:
     Interest.................................................. $  9,280,621
     Dividends.................................................      186,890
                                                                ------------
     Total Investment Income...................................    9,467,511
                                                                ------------
   EXPENSES:
     Investment advisory fee (Note 2)..........................      395,894
     Administration fee (Note 2)...............................      158,358
     Audit and legal...........................................      123,422
     Shareholder communications................................       98,336
     Auction fees..............................................       92,929
     Shareholder and system servicing fees.....................       58,018
     Listing fees..............................................       31,063
     Directors' fees...........................................       25,268
     Custody...................................................       11,826
     Pricing service fees......................................        9,267
     Other.....................................................       10,233
                                                                ------------
     Total Expenses............................................    1,014,614
                                                                ------------
   Net Investment Income.......................................    8,452,897
                                                                ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTES 3 AND 9):
     Realized Loss From:
      Security transactions (excluding short-term securities)..  (18,763,364)
      Foreign currency transactions............................     (293,889)
                                                                ------------
     Net Realized Loss.........................................  (19,057,253)
                                                                ------------
     Change in Net Unrealized Depreciation From:
      Security transactions....................................    3,783,830
      Foreign currency transactions............................      (73,428)
                                                                ------------
     Decrease in Net Unrealized Depreciation...................    3,710,402
                                                                ------------
   Net Loss on Investments and Foreign Currencies..............  (15,346,851)
                                                                ------------
   Decrease in Net Assets From Operations...................... $ (6,893,954)
                                                                ============

                      See Notes to Financial Statements.

                                            Statements of Changes in Net Assets
                                                      For the Nine Months Ended
                                                  December 31, 2001 (unaudited)
                                              and the Year Ended March 31, 2001

[GRAPHIC]




                                                                 December 31    March 31+
                                                                -------------  ------------
OPERATIONS:
  Net investment income........................................ $   8,452,897  $ 13,714,651
  Net realized loss............................................   (19,057,253)  (18,429,721)
  Decrease in net unrealized depreciation......................     3,710,402     2,506,766
                                                                -------------  ------------
  Decrease in Net Assets From Operations.......................    (6,893,954)   (2,208,304)
                                                                -------------  ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock Shareholders From
    Net Investment Income......................................            --      (713,417)
  Auction Rate Cumulative Preferred Shares Shareholders
   From Net Investment Income..................................    (1,333,365)   (3,481,022)
  Common Stock Shareholders From Net Investment Income.........    (7,428,004)  (10,007,966)
  Common Stock Shareholders From Capital.......................            --      (493,599)
                                                                -------------  ------------
  Decrease in Net Assets From Distributions
   to Shareholders.............................................    (8,761,369)  (14,696,004)
                                                                -------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Issuance of Auction Rate Cumulative Preferred Shares (net of
   underwriting commissions and expenses of $896,207)..........            --    59,103,793
  Redemption of 7.00% Cumulative Preferred Stock...............            --   (30,000,000)
  Redemption of Auction Rate Cumulative Preferred Shares.......   (10,000,000)  (10,000,000)
  Net asset value of shares issued for reinvestment
    of dividends...............................................     1,727,252     2,595,805
                                                                -------------  ------------
  Increase (Decrease) in Net Assets From Fund
   Share Transactions..........................................    (8,272,748)   21,699,598
                                                                -------------  ------------
Increase (Decrease) in Net Assets..............................   (23,928,071)    4,795,290
NET ASSETS:
  Beginning of period..........................................   115,656,468   110,861,178
                                                                -------------  ------------
  End of period*............................................... $  91,728,397  $115,656,468
                                                                =============  ============
*Includes overdistributed net investment income of:............  $(1,205,241)    $(381,768)
                                                                =============  ============

+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Statement of Cash Flows
                        For the Nine Months Ended December 31, 2001 (unaudited)


Cash Flows Provided by Operating and Investing Activities:
  Interest and dividends received......................... $  8,502,449
  Operating expenses paid.................................   (1,057,715)
  Purchases of short-term securities, net.................   (1,962,000)
  Purchases of long-term securities.......................  (63,702,140)
  Proceeds from disposition of long-term securities.......   75,081,271
                                                           ------------
  Net Cash Flows Provided By Operating and
   Investing Activities...................................                 16,861,865
                                                                         ------------
Cash Flows Used By Financing Activities:
  Redemption of Auction Rate Cumulative Preferred Shares..  (10,000,000)
  Cash dividends paid on Auction Rate Cumulative
   Preferred Shares.......................................   (1,333,365)
  Cash dividends paid on Common Stock*....................   (5,528,584)
                                                           ------------
  Net Cash Flows Used By Financing Activities.............                (16,861,949)
                                                                         ------------
Net Decrease in Cash......................................                        (84)
Cash, Beginning of period.................................                        320
                                                                         ------------
Cash, End of period.......................................               $        236
                                                                         ============
RECONCILIATION OF DECREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations....................               $ (6,893,954)
  Accretion of discount on securities.....................   (1,748,893)
  Amortization of premium on securities...................       71,810
  Decrease in investments.................................   24,873,852
  Decrease in receivable for securities sold..............    3,144,416
  Decrease in payable for securities purchased............   (3,313,801)
  Decrease in dividends and interest receivable...........      700,559
  Decrease in receivable for open forward foreign
   currency contracts.....................................       70,977
  Decrease in accrued expenses............................      (43,101)
                                                           ------------
  Total Adjustments.......................................                 23,755,819
                                                                         ------------
Net Cash Flows Provided By Operating and
 Investing Activities.....................................               $ 16,861,865
                                                                         ============
* Exclusive of dividend reinvestment of $1,727,252.

                      See Notes to Financial Statements.

                                                  Notes to Financial Statements
                                                                    (unaudited)

[GRAPHIC]

   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]


and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]


net asset value, but does change the classification of certain amounts in the statement of operations. For the nine-month period ended December 31, 2001, interest income decreased by $69,593, net realized loss increased by $194,880 and the change in net unrealized depreciation of investments increased by $125,287. In addition, the Fund recorded adjustments to decrease the cost of securities and increase accumulated overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3.  Investments
   During the nine months ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $60,388,339
------------------------------------------------------------------------------
Sales                                                               71,908,356
------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 -----------------------------------------------------------------------------
 Gross unrealized appreciation                                    $ 4,534,919
 Gross unrealized depreciation                                     (6,409,117)
 -----------------------------------------------------------------------------
 Net unrealized depreciation                                      $(1,874,198)
 -----------------------------------------------------------------------------

   4.  Cash Flow Information
   The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

   5.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   6.  Auction Rate Cumulative Preferred Shares
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 2.00% to 5.15% for the nine months ended December 31, 2001.

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,600 outstanding shares of ARCPS.

   Salomon Smith Barney Inc., another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the nine months ended December 31, 2001, SSB earned approximately $92,929 as the broker/dealer.

   7.  Capital Loss Carryforward
   At March 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,325,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                      2003       2004       2007       2008       2009
      --------------------------------------------------------------------
      Carryforward
       Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000
      --------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   8.  Asset Maintenance Requirement
   The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   9.  Forward Foreign Currency Contracts
   At December 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                    Local     Market  Settlement Unrealized
    Foreign Currency               Currency   Value      Date    Gain (Loss)
    ------------------------------------------------------------------------
    To Sell:
    British Pound                    188,281 $271,087  6/19/02     $   599
    Euro                           1,010,663  894,564  6/12/02      (3,311)
    ------------------------------------------------------------------------
    Net Unrealized Loss on Forward
     Foreign Currency Contracts                                    $(2,712)
    ------------------------------------------------------------------------

   10.  Common Stock
   At December 31, 2001, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                    Nine Months Ended      Year Ended
                                    December 31, 2001    March 31, 2001
                                    ------------------ ------------------
                                    Shares    Amount   Shares    Amount
      -------------------------------------------------------------------
      Shares issued on reinvestment 427,523 $1,727,252 575,630 $2,595,805
      -------------------------------------------------------------------

                                                           Financial Highlights

[GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                               2001/(1)/    2001      2000      1999       1998     1997
                                               --------    -------   -------   -------   --------  -------
Net Asset Value, Beginning of Period..........   $3.97       $5.02     $5.96     $6.96      $6.45    $6.31
                                               -------     -------   -------   -------   --------  -------
Income (Loss) From Operations:
 Net investment income/(2)(3)/................    0.52        0.88      0.78      0.82       0.87     0.92
 Net realized and unrealized gain (loss) /(3)/   (0.92)      (1.00)    (0.94)    (0.97)      0.56     0.08
                                               -------     -------   -------   -------   --------  -------
 Total Income (Loss) From Operations..........   (0.40)      (0.12)    (0.16)    (0.15)      1.43     1.00
                                               -------     -------   -------   -------   --------  -------
Underwriting commission and expenses of
 issuance of Auction Rate Cumulative
 Preferred Shares.............................      --       (0.05)       --        --         --       --
                                               -------     -------   -------   -------   --------  -------
Change in undeclared dividends on Auction
 Rate Cumulative Preferred Shares.............    0.00*       0.04        --        --         --       --
                                               -------     -------   -------   -------   --------  -------
Distributions Paid To:
 7.00% Cumulative Preferred
  Stock Shareholders From Net
  Investment Income...........................      --       (0.04)    (0.13)    (0.14)     (0.14)   (0.14)
 Auction Rate Cumulative Preferred
  Shares Shareholders From Net
  Investment Income...........................   (0.08)      (0.23)       --        --         --       --
 Common Stock Shareholders From Net
  Investment Income...........................   (0.44)      (0.62)    (0.65)    (0.69)     (0.78)   (0.72)
 Common Stock Shareholders From Capital.......      --       (0.03)       --     (0.02)        --       --
                                               -------     -------   -------   -------   --------  -------
 Total Distributions..........................   (0.52)      (0.92)    (0.78)    (0.85)     (0.92)   (0.86)
                                               -------     -------   -------   -------   --------  -------
Net Asset Value, End of Period................   $3.05       $3.97     $5.02     $5.96      $6.96    $6.45
                                               =======     =======   =======   =======   ========  =======
Market Value, End of Period...................   $3.29       $4.82     $4.44     $5.88      $7.50    $7.25
                                               =======     =======   =======   =======   ========  =======
Total Return, Based on Market Value/(4)/......  (23.61)%++   25.02%   (14.28)%  (12.53)%    14.81%   15.55%
                                               =======     =======   =======   =======   ========  =======
Total Return, Based on Net Asset Value/(4)/...  (14.02)%++   (8.97)%   (4.43)%   (4.38)%    19.75%   14.04%
                                               =======     =======   =======   =======   ========  =======
Net Assets/(5)/, End of Period (000's)........ $51,711     $65,634   $80,234   $93,561   $105,861  $95,034
                                               =======     =======   =======   =======   ========  =======

                                                           Financial Highlights
                                                                    (continued)

[GRAPHIC]


                                      2001/(1)/ 2001    2000   1999   1998   1997
                                      --------  -----   -----  -----  -----  -----
Ratios to Average Net Assets Based on
Common Shares Outstanding/(6)/:
 Net investment income/(3)/..........  19.68%+  19.12%# 13.90% 12.99% 12.60% 14.35%
 Interest expense....................     --     0.10    2.04   1.81   1.81   1.92
 Auction fees........................   0.15+    0.20#     --     --     --     --
 Other expenses/(2)/.................   2.21+    1.84    1.69   1.53   1.51   1.59
 Total expenses......................   2.36+    2.14    3.73   3.34   3.32   3.51
Portfolio Turnover Rate..............     63%      85%     79%    91%    79%   101%

------
(1) For the nine months ended December 31, 2001 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees were not waived, the per share decrease to net investment income and the actual other expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the nine months ended December 31, 2001, those amounts would have been $0.53, $(0.93) and 19.84% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(6) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                                    Other Financial Information
                                                                    (unaudited)

[GRAPHIC]

   The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                   2001/(1)/  2001     2000     1999     1998     1997
                                   --------  ------- -------- -------- -------- --------
Auction Rate Cumulative
Preferred Shares(2)(3)(4)
  Total Amount
   Outstanding (000s)............. $40,000   $50,000       --       --       --       --
  Asset Coverage Per Share........  57,319    57,828       --       --       --       --
  Involuntary Liquidating
   Preference Per Share...........  25,000    25,000       --       --       --       --
  Average Market Value
   Per Share(5)...................  25,000    25,000       --       --       --       --
7.00% Cumulative
Preferred Stock(6)
  Total Amount Outstanding (000s).      --        -- $ 30,000 $ 30,000 $ 30,000 $ 30,000
  Asset Coverage Per Share........      --        --    2,340    2,560    2,760    2,580
  Involuntary Liquidating
   Preference Per Share...........      --        --    1,000    1,000    1,000    1,000
  Average Market Value
   Per Share(5)...................      --        --    1,000    1,000    1,000    1,000
PNC Bank Credit Facility(7)
  Total Amount
   Outstanding (000s).............      --        --   30,000   30,000   30,000   30,000
  Asset Coverage (000s)...........      --        --  140,200  153,600  165,900  154,800

------
(1)As of December 31, 2001.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(4)On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(5)Excludes accrued interest or accumulated undeclared dividends.
(6)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                                 Financial Data
                                                                    (unaudited)

[GRAPHIC]


For a share of common stock outstanding throughout each period:

                                                            Dividend
                             NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price  Value*     Paid      Price
----------------------------------------------------------------------
 4/27/99      4/30/99       $5.750       $6.07    $0.056     $5.910
 5/25/99      5/28/99        5.938        5.87     0.056      5.750
 6/22/99      6/25/99        5.875        5.69     0.054      5.580
 7/27/99      7/30/99        5.938        5.68     0.054      5.641
 8/24/99      8/27/99        5.750        5.51     0.054      5.463
 9/21/99      9/24/99        5.375        5.42     0.054      5.312
 10/26/99     10/29/99       4.938        5.34     0.054      5.200
 11/22/99     11/26/99       5.000        5.42     0.054      4.880
 12/27/99     12/30/99       4.500        5.43     0.054      4.630
 1/25/00      1/28/00        4.625        5.30     0.054      4.690
 2/22/00      2/25/00        4.500        5.27     0.054      4.480
 3/28/00      3/31/00        4.438        5.11     0.054      4.556
 4/25/00      4/28/00        4.563        4.88     0.054      4.661
 5/23/00      5/26/00        4.563        4.68     0.054      4.586
 6/27/00      6/30/00        4.750        4.80     0.054      4.714
 7/21/00      7/28/00        5.000        4.80     0.054      4.704
 8/18/00      8/25/00        5.063        4.65     0.054      4.809
 9/22/00      9/29/00        5.063        4.52     0.054      4.750
 10/24/00     10/27/00       4.625        4.12     0.054      4.394
 11/20/00     11/24/00       4.500        3.88     0.054      4.275
 12/26/00     12/29/00       3.938        3.81     0.054      3.741
 1/23/01      1/26/01        4.938        4.21     0.054      4.691
 2/20/01      2/23/01        4.860        4.26     0.054      4.617
 3/27/01      3/30/01        4.800        3.98     0.054      4.560
 4/24/01      4/27/01        4.590        3.79     0.054      4.361
 5/22/01      5/25/01        4.600        3.81     0.054      4.370
 6/26/01      6/29/01        4.570        3.46     0.052      4.342
 7/24/01      7/27/01        4.730        3.37     0.052      4.510
 8/28/01      8/31/01        4.540        3.39     0.052      4.294
 9/25/01      9/28/01        3.790        2.97     0.047      3.610
 10/23/01     10/26/01       3.660        2.99     0.047      3.563
 11/27/01     11/30/01       3.460        3.13     0.047      3.316
 12/24/01     12/28/01       3.270        3.03     0.040      3.078

------
* As of record date.

                                                         Additional Information
                                                                    (unaudited)

[GRAPHIC]


Information about Directors and Officers
The business and affairs of the Zenix Income Fund Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below.

                                                                Number of
                                                                Investment
                                                                Companies
                                       Term of                   in Fund
                                     Office* and   Principal     Complex       Other
                         Position(s)  Length of  Occupation(s)   Overseen  Directorships
     Name, Address        Held with     Time      During Past       by        Held by
        and Age             Fund       Served       5 Years      Director    Director
----------------------------------------------------------------------------------------
Non-Interested Directors
Allan J. Bloostein        Director      Since    President,         14     Retired
717 Fifth Avenue                        1992     Allan J.                  Director of
21st Floor                                       Bloostein                 CVS
New York, NY 10022                               Associates                Corporation
Age 72

Dwight B. Crane           Director      Since    Professor,         23     Director of
Harvard Business School                 1988     Harvard                   Micro Forum,
Soldiers Field Road                              Business                  Inc.
Horgan Hall #375                                 School
Boston, MA 02163
Age 64

Paulo M. Cucchi           Director      Since    Vice President     7          N/A
Drew University                         2001     and Dean of
108 Brothers College                             College of
Madison, NJ 07940                                Liberal Arts
Age 60                                           at Drew
                                                 University

Robert A. Frankel         Director      Since    Managing           9          N/A
8 John Walsh Blvd.                      1994     Partner of
Peekskill, NY 10566                              Robert A.
Age 75                                           Frankel
                                                 Management
                                                 Consultants

                                                         Additional Information
                                                        (unaudited) (continued)

[GRAPHIC]


                                                                     Number of
                                                                     Investment
                                                                     Companies
                                        Term of                       in Fund
                                      Office* and     Principal       Complex        Other
                          Position(s)  Length of    Occupation(s)     Overseen   Directorships
      Name, Address        Held with     Time        During Past         by         Held by
         and Age             Fund       Served         5 Years        Director     Director
-----------------------------------------------------------------------------------------------
Dr. Paul Hardin            Director      Since    Chancellor             7      N/A
12083 Morehead                           2001     Emeritus and
Chapel Hill, NC 27514                             Professor of Law
Age 71                                            at the University
                                                  of North Carolina
                                                  at Chapel Hill

William R. Hutchinson      Director      Since    President, WR          7      Director of
535 N. Michigan                          1995     Hutchinson &                  Associate Bank
Suite 1012                                        Associates, Inc.;             and Associated
Chicago, IL 60611                                 formerly Group                Banc-Corp
Age 59                                            Vice President,
                                                  Mergers &
                                                  Acquisitions BP
                                                  Amoco

George M. Pavia            Director      Since    Senior Partner,        7      N/A
600 Madison Avenue                       2001     Pavia & Harcourt
New York, NY 10022                                Attorneys
Age 73

Interested Directors
Heath B. McLendon          Director/     Since    Managing               74     SBFM; TIA; The
Salomon Smith Barney Inc.  Chairman      1988     Director of                   Travelers
125 Broad Street           Also                   Salomon Smith                 Investment
9th Floor                  serves as              Barney Inc.                   Management
New York, NY 10004         President              ("SSB"); President            Company;
Age 68                                            and Director of               Trustee -- Drew
                                                  Smith Barney                  University;
                                                  Fund                          Advisory
                                                  Management LLC                Director -- M&T
                                                  ("SBFM") and                  Bank
                                                  Travelers
                                                  Investment
                                                  Adviser, Inc.
                                                  ("TIA")

*Directors are elected for a term of three years.

                                                         Additional Information
                                                        (unaudited) (continued)

[GRAPHIC]

--------------------------------------------------------------------------------

                                                                   Number of
                                                                   Investment
                                                                   Companies
                                       Term of                      in Fund
                                      Office and     Principal      Complex       Other
                          Position(s) Length of    Occupation(s)    Overseen  Directorships
      Name, Address          Held        Time       During Past        by        Held by
         and Age           with Fund    Served        5 Years       Director    Director
-------------------------------------------------------------------------------------------
Officers
Lewis E. Daidone          Senior Vice   Since    Managing             N/A          N/A
Salomon Smith Barney Inc. President     1994     Director of SSB;
125 Broad Street          and                    Chief Financial
11th Floor                Treasurer              Officer of the
New York, NY 10004                               Smith Barney
Age 44                                           Mutual Funds;
                                                 Director and
                                                 Senior Vice
                                                 President of SBFM
                                                 and TIA

John C. Bianchi           Vice          Since    Managing             N/A          N/A
Salomon Smith Barney Inc. President     1993     Director of SBFM
333 W 34th Street         and
New York, NY 10001        Investment
                          Officer

Christina T. Sydor        Secretary     Since    Managing             N/A          N/A
Salomon Smith Barney Inc.               1994     Director of SSB;
300 First Stamford Place                         General Counsel
Stamford, CT 06902                               and Secretary of
Age 51                                           SBFM and TIA

Paul A. Brook             Controller    Since    Director of SSB;     N/A          N/A
Salomon Smith Barney Inc.               1998     Managing
125 Broad Street                                 Director -- AMT
New York, NY 10004                               Capital 1997-1998
Age 48

                                                     Dividend Reinvestment Plan
                                                                    (unaudited)

[GRAPHIC]


   Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

[GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

[GRAPHIC]


   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]



   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchinson
   Heath B. McLendon, Chairman
   George M. Pavia

   Charles F. Barber, Emeritus

   OFFICERS

   Heath B. McLendon
   President and Chief Executive Officer
   Lewis E. Daidone
   Senior Vice President
   and Treasurer
   John C. Bianchi, CFA
   Vice President and
   Investment Officer
   Paul A. Brook
   Controller
   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD01066 2/02